Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Long/Short Equity Fund

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

Supplement dated August 31, 2015, to the Prospectus dated May 1, 2015, as supplemented May 12, 2015.

Kettle Hill Capital Management, LLC (“KHCM”) serves as an additional sub-adviser to the LoCorr Long/Short Equity Fund (the “Fund”).  Accordingly, the following information supplements the Prospectus and replaces any information to the contrary.

Summary Portion of Prospectus

SUB-ADVISER’S INVESTMENT PROCESS

Kettle Hill Capital Management, LLC serves as one of the Fund’s sub-advisers. KHCM’s investment strategy is a value-oriented, fundamentals- and research-driven, bottom-up equity long/short approach.  The strategy focuses on unique risk-reward strategies within the small-cap universe, seeking to generate superior absolute returns over the investment cycle and balancing return potential of the portfolio against risks inherent in individual stocks, industry selection, small-cap investing, and broader markets and economies.  For both long and short investments, KHCM selects companies ranked by relative value.

Investment Sub-Adviser:  Kettle Hill Capital Management, LLC

Sub-Adviser Portfolio Managers:   Andrew Y. Kurita, Managing Partner of KHCM, has served the Fund as a sub-adviser portfolio manager since August 2015.

Statutory Portion of Prospectus

SUB-ADVISER’S INVESTMENT PROCESS

Kettle Hill Capital Management, LLC serves as one of the Fund’s sub-advisers.  KHCM’s investment strategy is a value-oriented, fundamentals- and research-driven, bottom-up equity long/short approach.  The strategy focuses on unique risk-reward strategies within the small-cap equity universe, seeking to generate superior absolute returns over the investment cycle and balancing the return potential of the portfolio against risks inherent in individual stocks, industry selection, small-cap investing, and broader markets and economies.  KHCM’s strategy focuses the sub-adviser’s attention on the small-capitalization stock universe (companies with $100mm - $5B in market capitalization).  From these companies, KHCM identifies stocks with powerful, non-consensus catalysts and evaluates their risk-reward discipline, searching for ideas with 50% upside/10% downside characteristics within an appropriate time horizon.  The sub-adviser then performs due diligence through proprietary research and surveys, interviewing multiple industry sources.  From this due diligence, KCHM builds financial models based on expectations and initializes its investment thesis and price target for the investment.  Throughout the life of the position, KHCM consistently monitors business trends, competitors, and current market expectations.  The sub-adviser manages positions based on achievement of its target, changes—if any—in the investment thesis, possible stop-loss triggers, net-exposure management, and short-term trading opportunities.

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LoCorr Long/Short Equity Fund Sub-Adviser:  Kettle Hill Capital Management, LLC, located at 655 Third Avenue, Suite 2520, New York, NY 10017, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.  The Adviser pays to this sub-adviser as compensation a monthly fee at an annual rate equal to 1.00% of the first $100 million of the average daily net asset value of the sub-advised assets, plus 0.90% of the average daily net asset value of the sub-advised assets over $100 million.  KHCM agrees to manage up to $200 million of the Fund’s sub-advised assets.  The sub-adviser is paid by the Adviser not the Fund.  KHCM was founded in 2003 as an alternative investment manager.  As of June 30, 2015, KHCM had approximately $74.7 million in assets under management.

LoCorr Long/Short Equity Fund Sub-Adviser Portfolio Manager:

Andrew Y. Kurita is the Founder and CIO of Kettle Hill Capital Management, LLC and has served as the Portfolio Manager since its inception in 2003. Prior to this role, he was a Vice President at Andor Capital Management, LLC covering the industrial sector on the Diversified Growth Fund. From 1996 until 2001, Andrew was at Cramer Rosenthal McGlynn, LLC, where he worked on the hedge fund and small-cap value products. He is a CFA® charterholder with 19 years of small-cap and hedge fund investing experience. He graduated cum laude with honors with a BA in Economics from Williams College, 1995.

Prior Performance of Sub-Adviser’s Similarly Managed Accounts

Kettle Hill manages a private investment fund, the Kettle Hill Partners, LP (“LP”), with substantially similar objectives and strategies as it will use to manage the portion of the Fund's assets allocated to it. You should not consider the past performance of the LP as indicative of the future performance of the Fund.

The following tables set forth performance data relating to the historical performance of the LP, which represents all of the accounts and funds managed by Kettle Hill Capital Management, LLC for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by the sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser in managing a fund with substantially similar investment strategies, as measured against the Morningstar Global Long/Short Equity Index and the S&P 500® Total Return Index and does not represent the performance of the Fund.

The LP is not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Code. Consequently, the performance results for the LP could have been adversely affected if the LP had been regulated as an investment company under the federal securities laws. The method used to calculate the LP’s performance differs from the Securities and Exchange Commission’s standardized method of calculating performance because the LP has not been priced daily and may produce different results.

The fees and expenses associated with an investment in the LP are different from the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Long/Short Equity Fund, so that if the results of the LP were adjusted for expenses of the Long/Short Equity Fund, net returns would have been higher.

The performance presented below for the LP is shown on a net basis. The net performance results are net of standard management and performance fees for the LP. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the LP are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The LP was valued on a monthly basis, which differs from the SEC return calculation method that employs daily valuation.

The chart below shows the net annual returns for the LP for the calendar years shown. The LP receives a 1.5% management fee and 20% incentive compensation. Returns for 2003 begin on June 1.

Name	2003(1)	2004	2005	2006	2007	2008	2009
Kettle Hill Partners, LP	11.31%	11.49%	12.28%	21.52%	-1.41%	-10.73%	39.56%

Name	2010	2011	2012	2013	2014	2015(2)
Kettle Hill Partners, LP	13.36%	1.98%	7.96%	8.08%	6.72%	5.98%

(1) Period from the LP’s inception on June 1, 2003, to December 31, 2003.
(2) Period from January 1, 2015, to July 31, 2015.

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The chart below shows the annualized historical performance of the LP, net of fees.

For the Periods Ending 7/31/15	Kettle Hill Partners, LP	Morningstar Global Long/Short Equity Index (2)	S&P 500 Total Return Index (1)
1 Year	12.55%	-0.22%	11.21%
5 Years	7.62%	3.15%	16.24%
10 Years	9.08%	4.32%	7.72%
Since Inception (3)	9.96%	5.54%	8.83%

(1) The S&P 500 Total Return Index consists of 500 stocks chosen for their market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance.  Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2) The Morningstar Global Long/Short Equity Index consists of funds with exposure to long and short positions in global equities or derivatives and is equally weighted.
(3) The inception date for Kettle Hill Partners, LP was June 1, 2003.

The chart below shows the gross annual returns for the LP for the calendar years shown. The returns for 2003 begin on June 1.

Name	2003(1)	2004	2005	2006	2007	2008	2009
Kettle Hill Partners, LP	15.55%	16.20%	15.43%	25.58%	-3.19%	-9.89%	48.25%

Name	2010	2011	2012	2013	2014	2015(2)
Kettle Hill Partners, LP	18.89%	4.41%	11.67%	12.14%	10.48%	8.68%

(1) Period from Kettle Hill Partners, LP’s inception on June 1, 2003 to December 31, 2003.

(2) Period from January 1, 2015, to July 31, 2015

The chart below shows the annualized historical performance of the LP, gross of fees.

For the Periods Ending 7/31/15	Kettle Hill Partners, LP	Morningstar Global Long/Short Equity Index (2)	S&P 500 Total Return Index (1)
1 Year	18.08%	-0.22%	11.21%
5 Years	11.40%	3.15%	16.24%
10 Years	12.35%	4.32%	7.72%
Since Inception (3)	13.56%	5.54%	8.83%

(1) The S&P 500 Total Return Index consists of 500 stocks chosen for their market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance.  Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.

(2) The Morningstar Global Long/Short Equity Index consists of funds with exposure to long and short positions in global equities or derivatives and is equally weighted.

(3) The inception date for Kettle Hill Partners, LP was June 1, 2003.

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2015 and the Statement of Additional Information dated May 1, 2015, each as supplemented on May 12, 2015.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.

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LoCorr Long/Short Equity Fund
A series of LoCorr Investment Trust

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

Supplement dated August 31, 2015, to the Statement of Additional Information (“SAI”) dated May 1, 2015, as supplemented May 12, 2015.

Kettle Hill Capital Management, LLC (“KHCM”) serves as an additional sub-adviser to the LoCorr Long/Short Equity Fund (the “Fund”).  Accordingly, the following information supplements the SAI and replaces any information to the contrary.

Investment Sub-Advisers

Kettle Hill Capital Management, LLC, located at 655 Third Avenue, Suite 2520, New York, NY 10017, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.  The Adviser pays to this sub-adviser as compensation a monthly fee at an annual rate equal to 1.00% of the first $100 million of the average daily net asset value of the sub-advised assets, plus 0.90% of the average daily net asset value of the sub-advised assets over $100 million.   KHCM agrees to manage up to $200 million of the Fund’s sub-advised assets.  KHCM was founded in 2003 as an alternative investment manager.  As of June 30, 2015, it had approximately $74.7 million in assets under management.  Andrew Y. Kurita, as Founder and Managing Partner, is deemed to control KHCM because he owns at least 25% of its interests.

PORTFOLIO MANAGERS

The following provides information for accounts that Andrew Y. Kurita manages, other than any LoCorr Funds, as of June 30, 2015.  As of December 31, 2014, Mr. Kurita did not own shares of the Fund.  Mr. Kurita receives a salary and, because he is an equity owner, may receive a share of KHCM profits, if any.

Total Other Accounts Managed

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Andrew Y. Kurita	0	$0	2	$74.7 Million	0	$0

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Andrew Y. Kurita	0	$0	2	$74.7 Million	0	$0

APPENDIX A

PROXY VOTING GUIDELINES FOR
Kettle Hill Capital Management, LLC

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	PROXY VOTING PROCEDURES

A.	Private Fund Clients and Separately Managed Accounts

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer is required to:

•	Keep a record of each proxy received;

•	Determine which accounts managed by the Adviser hold the security to which the proxy relates;

•
Identify all accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

•
Evaluate the effect of a “yes” and a “no” vote on the relevant client and perform an initial conflict assessment (see Section IV below) to determine whether a material conflict exists between the interests of the Adviser and/or its supervised persons and those of its clients.

•	If the Compliance Officer determines that no material conflict exists, the Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

If the Compliance Officer finds that a material conflict exists,

•
The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer is required to monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

B.           Registered Investment Company Clients

•
Upon receipt of a proxy, the Compliance Officer is responsible for evaluating whether the proxy relates to any shares of a registered investment company held by the Adviser on behalf of another registered investment company client (e.g., such as when in receipt of proxies for ETFs owned by a registered investment company client).

•
If so, the Compliance Officer is responsible for either (a) obtaining instructions from the Adviser's registered investment company client as to how to vote the proxy, or (b) echo voting the proxy. The Compliance Officer is responsible for documenting the instructions received as to the manner of voting, or the fact that the proxy is being echo voted.

•
If the proxy does not involve the shares of a registered investment company held by the Adviser on behalf of another registered investment company, the Compliance Officer is responsible for (a) evaluating the effect of a “yes” and a “no” vote on the relevant client and (b) performing an initial conflict assessment to determine whether a material conflict exists between the interests of the Adviser and/or its supervised persons and those of its clients. Any conflicts are required to be documented and described.

•
If the Compliance Officer determines that no material conflict exists, the Compliance Officer is responsible for completing the proxy and mailing or transmitting the proxy in a timely and appropriate manner.

•
If the Compliance Officer finds that a material conflict exists, the Adviser may retain a third party to assist it in coordinating and voting the proxy. If so, the Compliance Officer is responsible for monitoring the third party to ensure that all proxies are being properly voted and appropriate records are being retained.

III.	VOTING GUIDELINES

In the absence of specific voting guidelines from the client or when not otherwise required by law, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•
Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increase in or reclassification of common stock.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Adviser's opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

As set forth herein, when in receipt of proxies for any registered investment company client, the Adviser is required to either (a) seek instructions from the registered investment company's (i.e., the acquiring fund) shareholders with regard to the voting of all proxies relating to the acquired fund and to vote only in accordance with such instructions, or (b) vote the shares held by it in the same proportion as the vote of all other holders of the security (i.e., to "echo vote").

IV.           CONFLICTS OF INTEREST

1.           The Compliance Officer is responsible for identifying any conflicts that exist between the interests of the Adviser and its clients. This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.

2.           If a material conflict exists, the Adviser is responsible for determining whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser must also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser is required to give the ERISA client the opportunity to vote the proxies themselves.

V.           DISCLOSURE

1.           The Adviser will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

2.           A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.           RECORDKEEPING

The Compliance Officer will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

•	Copies of this proxy voting policy and procedures, and any amendments thereto.

•
A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.1

•	A record of each vote that the Adviser casts.2

•	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

•
A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

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1 The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).
2 The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2015 and the Statement of Additional Information dated May 1, 2015, each as supplemented May 12, 2015.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.